UNITED STATES

S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S S I O N
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   For the month of March, 2004




               CAPITAL ENVIRONMENTAL RESOURCE INC.
      (Exact name of registrant as specified in its charter)


Ontario, Canada             000-25595                  Not Applicable
(Jurisdiction of       Commission file number         (I.R.S. Employer
incorporation)                                     Identification No.)

1122 International Blvd, Suite 601
Burlington, Ontario, Canada                         L7L 6Z8
(Address of principal executive offices)            (Postal Code)

                         (905) 319-1237
         Registrant's telephone number, including area code

Item 7. Financial Statements and Exhibits.

  (c) Exhibits

      Exhibit 99.1 -- Press Release of Capital Environmental Resource Inc. dated March 31, 2004 announcing results of operations for the year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

  The Company issued a press release on March 31, 2004 announcing its results of operations for the year ended December 31, 2003 and the filing of its Annual Report on Form 20-F. A copy of that release is furnished herewith as Exhibit 99.1.


                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


               CAPITAL ENVIRONMENTAL RESOURCE INC.




Date:  April 1, 2004     By:     /s/ Ivan R. Cairns
                         ___________________________________
                         Ivan R. Cairns
                         Executive Vice President,
                         General Counsel